UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

ARMATA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4503 Glencoe Avenue, Marina del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

(310) 655-2928

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARMP	NYSE American

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2022, Armata Pharmaceuticals, Inc. (the “Company”) entered into an amendment to that certain letter agreement dated August 9, 2021 (as so amended, the “Agreement”), with its former Chief Executive Officer, Todd R. Patrick, pursuant to which Mr. Patrick agreed to continue as an advisor to the Company’s current Chief Executive Officer through December 31, 2023 (the “Transition Period”). In consideration of his continued service, Mr. Patrick will (i) be paid an annual base salary of $300,000, (ii) continue to participate in the Company’s benefit plans and (iii) continue to vest in his outstanding stock options and restricted share units. If Mr. Patrick provides advisory services until the end of the Transition Period, fifty percent of his then-outstanding and unvested stock options and restricted share units will become fully vested, and all of his then-vested stock options will remain exercisable in full for their remaining 10-year term. If Mr. Patrick’s employment is terminated by the Company other than for “Cause” (as defined in the Agreement) prior to the last day of the Transition Period and subject to his execution of a release of claims, Mr. Patrick will be entitled to continued payment of his base salary and subsidized monthly COBRA premiums each until the end of the Transition Period, payment of any earned but unpaid bonus in respect of the 2022 fiscal year, and immediate vesting of the outstanding stock options and restricted share units that would have become vested had Mr. Patrick remained employed until the end of the Transition Period. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

10.1	Letter Agreement, dated December 14, 2022, by and between Armata Pharmaceuticals, Inc. and Todd R. Patrick.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2022	Armata Pharmaceuticals, Inc.

	By:	/s/ Erin Butler
	Name:	Erin Butler
	Title:	Vice President, Finance & Administration